EXHIBIT 99.1

Grant Park Fund Weekly Commentary
For the Week Ended August 17, 2012

Current Month				Rolling Performance*				Rolling Risk Metrics* (Sep 2007 – Aug 2012)
Class	Week ROR	MTD ROR	YTD ROR	1 yr Ann ROR	3 yr Ann ROR	5 yr Ann ROR	10 yr Ann ROR	Annualized ROR	Annualized Standard Deviation	Maximum Drawdown	Sharpe Ratio	Sortino Ratio
A	-0.7%	-0.5%	2.6%	-4.3%	-2.6%	3.0%	2.9%	3.0%	12.1%	-18.7%	0.3	0.4
B**	-0.7%	-0.6%	2.2%	-4.9%	-3.2%	2.3%	N/A	2.3%	12.1%	-20.4%	0.2	0.3
Legacy 1***	-0.6%	-0.4%	4.0%	-2.2%	-0.8%	N/A	N/A	-1.5%	11.1%	-14.8%	-0.1	-0.2
Legacy 2***	-0.6%	-0.4%	3.8%	-2.6%	-1.1%	N/A	N/A	-1.9%	11.0%	-15.2%	-0.1	-0.2
Global 1***	-0.7%	-0.5%	4.5%	-1.4%	-2.4%	N/A	N/A	-2.6%	10.5%	-14.6%	-0.2	-0.3
Global 2***	-0.6%	-0.5%	4.3%	-1.7%	-2.7%	N/A	N/A	-2.9%	10.5%	-15.4%	-0.2	-0.4
Global 3***	-0.7%	-0.5%	3.2%	-3.3%	-4.4%	N/A	N/A	-4.7%	10.5%	-19.7%	-0.4	-0.6

S&P 500 Total Return Index****	1.0%	3.0%	14.4%	18.9%	13.9%	1.4%	6.6%	1.4%	19.2%	-50.9%	0.2	0.1
Barclays Capital U.S. Long Gov Index****	-2.8%	-4.9%	2.3%	14.0%	11.9%	10.5%	7.9%	10.5%	13.4%	-12.3%	0.8	1.4
*	Performance metrics are calculated using month-to-date performance estimates. All performance data is subject to verification.
**	Units began trading in August 2003.
***	Units began trading in April 2009.
****	Index is unmanaged & is not available for direct investment. Please see Indices Overview (below) for more information. Weekly RORs are calculated using data acquired through Bloomberg.

Portfolio Positions by Sectors and Markets (Two largest positions within each sector)

	Portfolio for A, B and Legacy units					Portfolio for Global units
Sector	Sector		Market			Sector		Market
	Exposure	Position	Contract	Exposure	Position	Exposure	Position	Contract	Exposure	Position
COMMODITIES	32%					32%
Energy	7%	Long	Gasoline Blendstock	2.0%	Long	7%	Long	Gasoline Blendstock	1.9%	Long
			Gas Oil	1.7%	Long			Gas Oil	1.6%	Long
Grains/Foods	17%	Long	Soybeans	4.2%	Long	17%	Long	Soybeans	4.1%	Long
			Corn	3.9%	Long			Corn	3.8%	Long
Metals	8%	Short	Aluminum	2.9%	Short	8%	Short	Aluminum	2.7%	Short
			Nickel	1.4%	Short			Nickel	1.4%	Short
FINANCIALS	68%					68%
Currencies	28%	Short $	Euro	2.8%	Short	28%	Short $	Euro	2.9%	Short
			Australian Dollar	2.5%	Long			Australian Dollar	2.5%	Long
Equities	33%	Long	S&P 500	9.4%	Long	33%	Long	S&P 500	9.7%	Long
			Eurostoxx Index	3.6%	Long			Eurostoxx Index	3.7%	Long
Fixed Income	7%	Long	Long Gilts	1.3%	Long	7%	Long	Long Gilts	1.4%	Long
			Euribor	1.1%	Long			Euribor	1.1%	Long

Market Commentary (Largest price movements within each sector)

Sector/Market
Energy
Crude oil prices rose over 3% after reports from the U.S. Energy Information Administration showed a sharp decline in domestic inventories.  Natural gas markets fell, driven lower by cold weather which swept across the U.S. and elevated U.S. supplies.

Grains/Foods
U.S. grains markets generally fell as speculators anticipated weakened demand caused by elevated grains prices.  Sugar prices declined to 2-month lows as poor weather conditions in the key growing areas of Brazil and India began to improve.  Cocoa markets rallied as increasing violence in the Ivory Coast fostered supply concerns.

Metals
Copper prices moved higher following comments from German officials stating they would support the European Central Bank’s plan to support the euro.  Gold fell modestly, under pressure from U.S. dollar strength and easing inflation concerns.

Currencies
The U.S. dollar moved higher against counterparts as better-than-expected retail sales data prompted buying.  The Japanese yen dropped sharply in response to dollar moves as investors liquidated yen positions and bought U.S.-based assets.  The Australian dollar declined to recent lows as government reports gave support to the notion the Reserve Bank of Australia might lower interest rates in the near term.

Equities
Global equity markets generally rose following bullish U.S. retail sales and housing data.  Strong earnings reports from key U.S. firms, especially in the technology sector, also provided support to the global equity markets.

Fixed Income
U.S. Treasury markets weakened as investors liquidated fixed-income positions in order to take advantage of equity market rallies.  The belief the U.S. Federal Reserve is unlikely to support quantitative easing amidst improving indicators furthered declines.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.

Performance Chart

Barclays Capital U.S. Long Government Index (formerly Lehman Brothers U.S. Government Index:  Long Subset):  A benchmark comprised of the Barclays Capital U.S. Treasury and U.S. Agency indices.  The U.S. Long Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than ten years) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The U.S. Government Index is a component of the Barclays Capital U.S. Government Index.

Compounded Annualized Rate of Return (ROR): This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

Standard and Poor’s 500 Total Return Index (S&P 500 Index): A weighted index of the 500 stocks in the S&P 500 Index, which are chosen by Standard and Poor’s based on industry representation, liquidity, and stability.  The stocks in the S&P 500 Index are not the 500 largest companies; rather the index is designed to capture the returns of many different sectors of the U.S. economy.  The total return calculation includes the price-plus-gross cash dividend return.

Risk Metrics Chart

Drawdown: A drawdown is any losing period during an investment’s performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park’s drawdowns are computed based on month-end equity values.

Sharpe Ratio: A return/risk measure defined as the average incremental return of an investment over the risk free rate.

Sortino Ratio: A ratio developed to differentiate between good and bad volatility. The calculation provides a risk-adjusted measure of performance without penalizing for upward price changes.

Standard Deviation: Measures the dispersal or uncertainty in a random variable (in this case, investment returns). It measures the degree of variation of returns around the mean, or average, return. The higher the volatility of the investment returns, the higher the standard deviation will be. For this reason, standard deviation is often used as a measure of investment risk.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.